Exhibit 99.1

Universal Hospital Services, Inc. Investor Presentation January and February 2010

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Monitors Bariatrics Ventilators IV Pumps Beds / Surfaces Wound Therapy Medical Equipment Fleet of > 0.5 million Units Owned or Managed Nationwide footprint of > 80 offices and 6 centers of excellence serving > 8,400 Customers UHS: A Leading Provider of Equipment Based Solutions

Examples Of Customers Acute Care Hospitals (~ 4,200) Alternative Care (~ 4,200) Manufacturers (> 200)

Hospital Admission & Discharge System Pharmacy / Drug Library New Equipment Technology Equipment Utilization Repair & Maint. Reporting / Compliance Capital Revenue Cycle / I.T. Equipment Manufacturers Drug / Pharmacy Distributors Staffing Staffing Productivity Consultants, Software Firms Purchasing Group Purchasing Org’s 3rd Party Biomed The Problem with Healthcare Solutions: “Slivers” of Value / Not “Accountable”

UHS Impacts All of These Processes and “Make It All Work” in the Hospital Through our Comprehensive Solutions UHS People, Processes & Technology Admission & Discharge System Pharmacy / Drug Library New Equipment Technology Equipment Utilization Repair & Maint. Reporting / Compliance Capital Revenue Cycle / I.T. Staffing Productivity Purchasing UHS is at the “Integration Center Point” of Technology, Information and Physical Processes

UHS’ “Solutions” Approach to Customers Gateway Solutions Comprehensive Solutions Vertical Solutions Efficiency Cost Patient Outcomes Peak Need Rental Biomed Services Asset Management CHAMP® Services Wound Care Patient Handling

Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Peak Need Rental Biomed Services “Gateway” Solutions Satisfy Peak Need and Fast Response Needs Gateway Solutions also Serve as the Springboard for Other Products

Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Asset Management CHAMP® Services Multi-billion $ Addressable Market UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions Capital and Operating Cost Savings Allow Caregivers to Focus on Patient 0% 20% 40% 60% 80% Pre Asset Mgmt Post Asset Mgmt Improved Equipment Utilzation

Wound Care $1 Billion Market Patient Handling $600 million Market Asset Management CHAMP® Services Peak Need Rental Biomed Services Gateway Solutions Vertical Solutions Comprehensive Solutions Acquisition Opportunities Tremendous Capacity for More “Verticals” Via Our Established Infrastructure and ~ 8,400 Customers! “Gateway” and “Comprehensive” Solutions Establish Credibility to Bring “Vertical” Solutions

Impact of Potential Health Care Reform on UHS Reform details lack clarity Watching the following: Impact on Hospitals Impact on Manufacturers Impact on Individuals General themes are entirely consistent with UHS’ strengths: Cost Efficiency Patient Outcomes

2009 Highlights Growth in Asset Management, Patient Handling and Wound Care offset weak Peak Need Rentals Headwinds: Economy Hospital census & expense control Weak Q1 flu season Health Care Reform: uncertainty H1N1 Flu buoyed volumes in Q4 Bottom Line: Despite Lots of Turbulence, UHS Navigated the Waters SuccessfullyAGAIN!

2010 Outlook: Continued Growth in Turbulent Times Leadership in Partnering to Bring Comprehensive Solutions to Healthcare Solutions that Cost Efficiency Patient Outcomes

Rex Clevenger EVP and Chief Financial Officer Financial Review & Outlook

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Consistent Growth in Good and Challenging Times Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E

Comprehensive Programs are More Deeply Penetrated with the Customer and a Channel for Pull Through Opportunities Peak Need Outsourcing Asset Management CHAMP® Services Average Revenue per Customer ~$20,000 > $800,000 ~ $150,000 Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades

$135 Bank Line (as of 12/31/09) Available Liquidity = $93 Used = $42 ( Including LOCs and net of cash and investments ) Liquidity Remains Robust Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

Estimated Guidance ($ in Millions)

(millions)

	2008	2009 E	2010 E
Adjusted EBITDA	$104	~ $108	$120 +
Accrual CAPEX	$68	~ $55	$85 - $90 (includes capital used for a one-time buyout of existing Stryker Medical equipment)
Year-end Leverage	5.0x	~ 5.0x	Mid 4's

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

- **Patient Handling Business Model:**
  - Effective Jan-2010, UHS will own all Patient Handling equipment and receive 100% of the Rental Revenue
    - Before, Stryker Medical owned the equipment and received a portion of the Revenues
  - Stryker Medical remains our headline manufacturer partner in Patient Handling

Remain very optimistic about our growth prospects

Modification allows UHS to focus on its strengths of renting and managing equipment; and Stryker Medical on its strengths of manufacturing and selling of equipment

18

Summary Our diverse array of “lines in the water” will continue to drive growth again in 2010 Asset Management Acquisitions Biomed Services Patient Handling Wound Therapy $- $25,000 $50,000 $75,000 $100,000 $125,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E 2010E Adjusted EBITDA

Appendix: Reconciliations

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, ASC 805** impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Q3 2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 57.9
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	4.4
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.6
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(14.7)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	47.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	101.2
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.7
FAS 141 Impact	-	-								2.4	2.3	2.0
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 106.2
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 290.0
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$ 511.4
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8

* As of End of Period

*** Previously referred to as FAS 141*

20

Other Reconciliations ACCRUAL CAPEX RECONCILIATION YTD LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q3 2009 Q3 2009 Cash used in Investing Activities $ 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 27.8 $ 47.6 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.1 1.1 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (6.9) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.5 4.5 Accrual CAPEX $ 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 27.7 $ 46.3 ACQUISITIONS Certain Intellamed Assets $ - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - UHS by Parent - - - - - - - (335.1) - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - Total Acquisitions $ - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ -